SUMMARY PROSPECTUS April 30, 2018

MFS® Mid Cap Growth Series

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Initial Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.81%	1.06%

VMG-SUM-043018

MFS Mid Cap Growth Series

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$83	$259	$450	$1,002
Service Class Shares	$108	$337	$585	$1,294

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index (the “Index”) over the last 13 months at the time of purchase. As of March 31, 2018, the range of the market capitalizations of the issuers in the Index was between approximately $1.3 billion and $41.9 billion.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Equity Market/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Growth Company Risk:  The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Mid Cap Risk:  The stocks of mid cap companies can be more volatile and their shares can be less liquid than those of larger companies.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging and frontier markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

MFS Mid Cap Growth Series

Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2018, was 5.47%. During the period(s) shown in the bar chart, the highest quarterly return was 18.80% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (35.25)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2017)

	1 YEAR	5 YEARS	10 YEARS
Service Class Shares	26.68%	15.57%	7.12%
Initial Class Shares	27.00%	15.88%	7.38%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Russell Midcap® Growth Index	25.27%	15.30%	9.10%

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Fischman	2008	Investment Officer of MFS
Paul Gordon	2011	Investment Officer of MFS
Matthew Sabel	2014	Investment Officer of MFS

Effective September 1, 2018, the above table is restated as follows:

Portfolio Manager	Since	Title
Eric Fischman	2008	Investment Officer of MFS
Paul Gordon	2011	Investment Officer of MFS

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries

The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary’s or insurance company’s Web site, for more information.